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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                AMENDMENT NO. 1
                                      TO
                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   AT&T CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                NEW YORK                                13-4924710
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

        900 Route 202/206 North
        Bedminster, New Jersey                           07921
(Address of Principal Executive Offices)               (Zip Code)


If this form relates to the                  If this form relates to the
registration of a class of                   registration of a class of
securities pursuant to Section               securities pursuant to Section
12(b) of the Exchange Act and is             12(g) of the Exchange Act and is
effective pursuant to General                effective pursuant to General
Instruction A.(c), please check the          Instruction A.(d), please check the
following box. [X]                           following box. [ ]


Securities Act registration statement file number to which
this form relates:                                          333-87960
                                                            ---------
                                                         (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                   Name of Each Exchange on Which
          -------------------                 ----------------------------------


6.50% Senior Notes due November 15, 2006            New York Stock Exchange
7.30% Senior Notes due November 15, 2011            New York Stock Exchange
8.00% Senior Notes due November 15, 2031            New York Stock Exchange



Securities to be registered pursuant to Section 12(g) of the Act:

                               (Title of Class)
                               ----------------
                                      None


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Item 1:  Description of Registrant's Securities to be Registered

     The description under the heading "Description of Notes" relating to the Registrant's 6.50% Senior Notes due November 15, 2006, 7.30% Senior Notes due November 15, 2011 and 8.00% Senior Notes due November 15, 2031 (together, the "Debt Securities"), in the Prospectus included in the Registrant's Registration Statement on Form S-4 (Registration No. 333-87960) (the "Registration
Statement on Form S-4") filed with the Securities and Exchange Commission on May 10, 2002, as amended, and the description under the heading "Description of Notes" relating to the Debt Securities in the Registrant's final Prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, are incorporated herein by reference.

Item 2:  Exhibits

     The following exhibits have been filed with the Securities and Exchange
Commission:

     1. Indenture, dated as of November 21, 2001 between the Registrant and The Bank of New York as trustee, incorporated by reference to Exhibit 4 of the Registration Statement on Form S-4.


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


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                              AT&T Corp.


                                              By: /s/ John W. Thomson
                                                 ------------------------------
                                                 Name:  John W. Thomson
                                                 Title: Assistant Secretary


Date: October 31, 2002




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